EXHIBIT 99.1

MGM GROWTH PROPERTIES LLC

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

MGM Growth Properties LLC (“MGP” or the “Company”) conducts its operations through and consolidates MGM Growth Properties Operating Partnership LP (the “Operating Partnership” or “MGP OP”). MGP is controlled and consolidated by MGM Resorts International (“MGM”). As of December 31, 2019, a wholly owned subsidiary of the Operating Partnership leases its real estate properties to a wholly owned subsidiary of MGM under a master lease agreement (as amended, the “MGM-MGP Master Lease”).

On February 14, 2020, the Operating Partnership completed a series of transactions (collectively the “MGP BREIT Venture Transaction”) pursuant to which the real estate assets of MGM Grand Las Vegas and Mandalay Bay (including Mandalay Place) were contributed to a newly formed entity (“MGP BREIT Venture”), which, following the transactions, is owned 50.1% by the Operating Partnership and 49.9% a subsidiary of Blackstone Real Estate Income Trust, Inc. (“BREIT”). In exchange for the contribution of the Mandalay Bay real estate assets, the Operating Partnership received consideration of approximately $2.1 billion, comprised of $1.3 billion of the Operating Partnership’s secured indebtedness assumed by MGP BREIT Venture, the Operating Partnership’s 50.1% equity interest in the MGP BREIT Venture, and the remainder in cash. In addition, MGM received approximately $2.4 billion of cash distributed from MGP BREIT Venture for its contribution of the MGM Grand Las Vegas real property to the MGP BREIT Venture, and, additionally, the Operating Partnership issued approximately 2.6 million Operating Partnership units to MGM reflecting 5% of the equity value of the MGP BREIT Venture. In connection with the transactions, MGM provided a shortfall guaranty of the principal amount of indebtedness of the MGP BREIT Venture (and any interest accrued and unpaid thereon). On the closing date, BREIT also purchased approximately 4.9 million Class A common shares of MGP for $150 million.

In connection with the transactions, MGP BREIT Venture entered into a lease with a wholly owned subsidiary of MGM for Mandalay Bay and MGM Grand Las Vegas. The lease provides for a term of thirty years with two ten-year renewal options and has an initial annual base rent of $292 million, escalating annually at a rate of 2% per annum for the first fifteen years and thereafter equal to the greater of 2% and the CPI increase during the prior year subject to a cap of 3%. In addition, the lease will require the tenant to spend 3.5% of net revenues over a rolling five-year period at the properties on capital expenditures and for the tenant and MGM to comply with certain financial covenants, which, if not met, will require the tenant to maintain cash security or provide one of more letters of credit in favor of the MGP BREIT Venture in an amount equal to the rent for the succeeding one-year period. MGM provided the MGP BREIT Venture with a guarantee of the tenant’s obligations under the lease.

In connection with the MGP BREIT Venture Transaction, the MGM-MGP Master Lease was modified to remove the Mandalay Bay property and the annual rent under the MGM-MGP Master Lease was reduced by $133 million.

The unaudited pro forma condensed consolidated financial information was based on, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial information;

•

the separate unaudited condensed consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the nine months ended September 30, 2019, as contained in MGP’s and the Operating Partnership’s Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the U.S. Securities and Exchange Commission on November 5, 2019;

•

the separate consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the year ended December 31, 2018, as contained in MGP’s and the Operating Partnership’s Combined Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on February 27, 2019; and

•

the separate consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the year ended December 31, 2018, as retrospectively recast for discontinued operations, contained in MGP’s and the Operating Partnership’s Form 8-K, filed with the U.S. Securities and Exchange Commission on August 16, 2019.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2019

(in thousands)

	Historical	Pro Forma			Pro Forma
	As of September 30, 2019	Adjustments			As of September 30, 2019
ASSETS
Real estate investments, net	$10,894,121	$(2,294,971)	2	(a)	$8,599,150
Lease incentive asset	532,186	—			532,186
Cash and cash equivalents	153,526	—			153,526
Tenant and other receivables, net	463	—			463
Prepaid expenses and other assets	27,413	—			27,413
Investment in unconsolidated affiliate	—	802,000	2	(b)	802,000
Above market lease, asset	41,834	—			41,834
Operating lease right-of-use assets	280,020	—			280,020

Total assets	$11,929,563	$(1,492,971)			$10,436,592

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$4,847,408	$(1,495,683)	2	(c)	$3,351,725
Due to MGM Resorts International and affiliates	298	—			298
Accounts payable, accrued expenses and other liabilities	59,937	—			59,937
Accrued interest	37,407	—			37,407
Dividend and distribution payable	138,730	—			138,730
Deferred revenue	95,306	—			95,306
Deferred income taxes, net	29,721	—			29,721
Operating lease liabilities	336,452	—			336,452

Total liabilities	5,545,259	(1,495,683)			4,049,576
Shareholders’ equity
Class A shares	—
Additional paid-in capital	2,307,463	128,517	2	(d), 2(e)	2,435,980
Accumulated deficit	(216,824)	(75,377)	2	(e)	(292,201)
Accumulated other comprehensive income	(16,129)	—			(16,129)

Total Class A shareholders’ equity	2,074,510	53,140			2,127,650
Noncontrolling interest	4,309,794	(50,428)	2	(e)	4,259,366

Total shareholders’ equity	6,384,304	2,712			6,387,016

Total liabilities and shareholders’ equity	$11,929,563	$(1,492,971)			$10,436,592

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(in thousands, except share and per share amounts)

	Historical				Pro Forma
	Year Ended December 31, 2018	Pro Forma Adjustments			Year Ended December 31, 2018
Revenues
Rental revenue	$746,253	$(131,753)	2	(aa)	$614,500
Tenant reimbursements and other	123,242	(9,485)	2	(bb)	113,757

Total revenues	869,495	(141,238)			728,257

Expenses
Depreciation and amortization	266,622	(53,939)	2	(cc)	212,683
Property transactions, net	20,319	(975)	2	(dd)	19,344
Ground lease and other reimbursable expenses	119,531	(9,485)	2	(bb)	110,046
Amortization of above market lease, net	686	—			686
Acquisition-related expenses	6,149	—			6,149
General and administrative	16,048	—			16,048

Total expenses	429,355	(64,399)			364,956

Other income (expense)
Interest income	2,501	—			2,501
Interest expense	(215,532)	69,973	2	(ee)	(145,559)
Equity in earnings of unconsolidated affiliate	—	109,913	2	(ff)	109,913
Other	(7,191)	—			(7,191)

	(220,222)	179,886			(40,336)
Income from continuing operations before income taxes	219,918	103,047			322,965
Provision for income taxes	(5,779)	—			(5,779)

Income from continuing operations, net of tax	214,139	103,047			317,186
Less: Income from continuing operations, net of tax, attributable to noncontrolling interest	(155,220)	(54,878)	2	(gg)	(210,098)

Income from continuing operations, net of tax, attributable to Class A shareholders	58,919	48,169			107,088

Weighted average Class A shares outstanding:
Basic	70,997,589				75,888,984
Diluted	71,185,674				76,077,069
Income from continuing operations per Class A share (basic)	$0.83				$1.41
Income from continuing operations per Class A share (diluted)	$0.83				$1.41

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Period Ended September 30, 2019

(in thousands, except share and per share amounts)

	Historical				Pro Forma
	Nine Months Ended September 30, 2019	Pro Forma Adjustments			Nine Months Ended September 30, 2019
Revenues
Rental revenue	$636,575	$(98,815)	2	(aa)	$537,760
Tenant reimbursements and other	18,618	—			18,618

Total revenues	655,193	(98,815)			556,378

Expenses
Depreciation and amortization	223,062	(39,692)	2	(cc)	183,370
Property transactions, net	11,344	(2,815)	2	(dd)	8,529
Ground lease and other reimbursable expenses	17,760	—			17,760
Amortization of above market lease, net	—	—			—
Acquisition-related expenses	8,891	—			8,891
General and administrative	12,305	—			12,305

Total expenses	273,362	(42,507)			230,855

Other income (expense)
Interest income	2,189	—			2,189
Interest expense	(190,973)	51,250	2	(ee)	(139,723)
Equity in earnings of unconsolidated affiliate	—	82,435	2	(ff)	82,435
Other	(806)	—			(806)

	(189,590)	133,685			(55,905)
Income from continuing operations before income taxes	192,241	77,377			269,618
Provision for income taxes	(5,771)	—			(5,771)

Income from continuing operations, net of tax	186,470	77,377			263,847
Less: Income from continuing operations, net of tax, attributable to noncontrolling interest	(126,924)	(49,269)	2	(gg)	(176,193)

Income from continuing operations, net of tax, attributable to Class A shareholders	59,546	28,108			87,654

Weighted average Class A shares outstanding:
Basic	89,440,552				94,331,947
Diluted	89,645,109				94,536,504
Income from continuing operations per Class A share (basic)	$0.67				$0.93
Income from continuing operations per Class A share (diluted)	$0.67				$0.93

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2019

(in thousands)

	Historical	Pro Forma			Pro Forma
	As of September 30, 2019	Adjustments			As of September 30, 2019
ASSETS
Real estate investments, net	$10,894,121	$(2,294,971)	2	(a)	$8,599,150
Lease incentive asset	532,186	—			532,186
Cash and cash equivalents	153,526	—			153,526
Tenant and other receivables, net	463	—			463
Prepaid expenses and other assets	27,413	—			27,413
Investment in unconsolidated affiliate	—	802,000	2	(b)	802,000
Above market lease, asset	41,834	—			41,834
Operating lease right-of-use assets	280,020	—			280,020

Total assets	$11,929,563	$(1,492,971)			$10,436,592

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities	$4,847,408	$(1,495,683)	2	(c)	$3,351,725
Debt, net	298	—			298
Due to MGM Resorts International and affiliates	59,937	—			59,937
Accounts payable, accrued expenses and other liabilities	37,407	—			37,407
Accrued interest	138,730	—			138,730
Dividend and distribution payable	95,306	—			95,306
Deferred revenue	29,721	—			29,721
Deferred income taxes, net	336,452	—			336,452

Operating lease liabilities	5,545,259	(1,495,683)			4,049,576
Total liabilities
Partners’ capital
General partner	—	—			—
Limited partners	6,384,304	2,712	2	(d), 2(e)	6,387,016

Total partners’ capital	6,384,304	2,712			6,387,016

Total liabilities and partners’ capital	$11,929,563	$(1,492,971)			$10,436,592

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(in thousands)

	Historical				Pro Forma
	Year Ended	Pro Forma			Year Ended
	December 31, 2018	Adjustments			December 31, 2018
Revenues
Rental revenue	$746,253	$(131,753)	2	(aa)	$614,500
Tenant reimbursements and other	123,242	(9,485)	2	(bb)	113,757

Total revenues	869,495	(141,238)			728,257

Expenses
Depreciation and amortization	266,622	(53,939)	2	(cc)	212,683
Property transactions, net	20,319	(975)	2	(dd)	19,344
Ground lease and other reimbursable expenses	119,531	(9,485)	2	(bb)	110,046
Amortization of above market lease, net	686	—			686
Acquisition-related expenses	6,149	—			6,149
General and administrative	16,048	—			16,048

Total expenses	429,355	(64,399)			364,956

Other income (expense)
Interest income	2,501	—			2,501
Interest expense	(215,532)	69,973	2	(ee)	(145,559)
Equity in earnings of unconsolidated affiliate	—	109,913	2	(ff)	109,913
Other	(7,191)	—			(7,191)

	(220,222)	179,886			(40,336)
Income from continuing operations before income taxes	219,918	103,047			322,965
Provision for income taxes	(5,779)	—			(5,779)

Income from continuing operations, net of tax	214,139	103,047			317,186

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Period Ended September 30, 2019

(in thousands)

	Historical				Pro Forma
	Nine Months Ended	Pro Forma			Nine Months Ended
	September 30, 2019	Adjustments			September 30, 2019
Revenues
Rental revenue	$636,575	$(98,815)	2	(aa)	$537,760
Tenant reimbursements and other	18,618	—			18,618

Total revenues	655,193	(98,815)			556,378

Expenses
Depreciation and amortization	223,062	(39,692)	2	(cc)	183,370
Property transactions, net	11,344	(2,815)	2	(dd)	8,529
Ground lease and other reimbursable expenses	17,760	—			17,760
Amortization of above market lease, net	—	—			—
Acquisition-related expenses	8,891	—			8,891
General and administrative	12,305	—			12,305

Total expenses	273,362	(42,507)			230,855

Other income (expense)
Interest income	2,189	—			2,189
Interest expense	(190,973)	51,250	2	(ee)	(139,723)
Equity in earnings of unconsolidated affiliate	—	82,435	2	(ff)	82,435
Other	(806)	—			(806)

	(189,590)	133,685			(55,905)
Income from continuing operations before income taxes	192,241	77,377			269,618
Provision for income taxes	(5,771)	—			(5,771)

Income from continuing operations, net of tax	186,470	77,377			263,847

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

The unaudited pro forma condensed consolidated financial information is prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated balance sheets as of September 30, 2019 give effect to the transactions completed as part of the MGP BREIT Venture Transaction as if they had occurred on September 30, 2019. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2018 and for the period ended September 30, 2019 give effect to the MGP BREIT Venture Transaction as if it had occurred on January 1, 2018. The unaudited pro forma condensed consolidated financial information gives effect to events that are (i) directly attributable to these transactions, (ii) factually supportable, and (iii) with respect to the statements of operations, are expected to have a continuing impact on MGP’s and the Operating Partnership’s consolidated results.

The MGP BREIT Venture Transaction is accounted for as one transaction in consideration of ASC 810, Consolidation. The MGP BREIT Venture is not considered to be a variable interest entity under ASC 810, and accordingly is accounted for by MGP OP under the equity method of accounting in accordance with ASC 323, Investments – Equity Method and Joint Ventures. The MGM-MGP Master Lease has been classified and accounted for as an operating lease by the Company for purposes of these unaudited pro forma condensed consolidated financial information.

The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that MGP and the Operating Partnership believe are reasonable.

The unaudited pro forma condensed consolidated financial information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the transactions completed as part of the MGP BREIT Venture Transaction had been completed on the dates indicated, nor is it indicative of the future operating results or financial position of MGP or the Operating Partnership. The unaudited pro forma condensed consolidated financial information does not reflect any cost savings, operating synergies or revenue enhancements that MGP and the Operating Partnership may achieve, the costs necessary to achieve these cost savings, operating synergies and revenue enhancements, or the integration related costs of MGP and the Operating Partnership.

2.	Pro Forma Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheets

(a)	Reflects the contribution of the Mandalay Bay real estate assets to the MGP BREIT Venture.

(b)

Reflects MGP OP’s 50.1% equity interest in the MGP BREIT Venture, determined based upon the $4.6 billion fair value of real estate assets within the MGP BREIT Venture offset by the $3.0 billion of principal amount of indebtedness incurred by the MGP BREIT Venture and transaction costs.

(c)

Reflects the paydown of MGP OP’s senior secured credit facility with (i) approximately $1.3 billion of repayments of the term loan B facility, repaid with the proceeds of a bridge loan, which was then assumed by the MGP BREIT Venture and such bridge loan was then immediately repaid by the MGP BREIT Venture with the proceeds of its debt financing, (ii) approximately $150 million of repayments of the term loan A facility, repaid with the proceeds of the Class A shares issued to BREIT, and (iii) approximately $59 million of repayments on the term loan A facility, repaid with the remaining cash on hand; in each instance, partially offset by debt issuance costs written-off totaling approximately $18 million.

(d)

Reflects the (i) issuance of 4.9 million of the Company’s Class A shares to BREIT at a price of approximately $30.67 per share, totaling $150 million and (ii) issuance of 2.6 million Operating Partnership units to MGM with a fair value of approximately $82 million, partially offset by the difference of approximately $2 million between the fair value and the contractual value of such units of approximately $80 million. The February 14, 2020 closing share price of MGP’s Class A shares was utilized to determine the fair value of the Operating Partnership units.

(e)

Reflects the impact, in the case of MGP, the Class A shareholders’ allocation of such impact, of the (i) difference between the fair value of consideration received for the real estate assets of Mandalay Bay contributed to the MGP BREIT Venture and the carrying value of such assets, which equals approximately $200 million, (ii) debt issuance costs written-off in connection with debt paydowns described within 2(c), above, and (iii) transaction costs related to the MGP BREIT Venture Transaction that have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. These acquisition-related expenses are not reflected as an adjustment in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing impact on MGP or the Operating Partnership. Further, the difference between fair value of consideration received and carrying value of the assets contributed for Mandalay Bay is also not reflected as an adjustment in the unaudited pro forma condensed consolidated statements of operations because it does not have a continuing impact on MGP or the Operating Partnership.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)	Reflects the change in straight-line rental revenue as a result of the modification of the MGM-MGP Master Lease to remove Mandalay Bay.

(bb)

Reflects the elimination of revenue for the historical property taxes paid by the tenant for Mandalay Bay under the MGM-MGP Master Lease for calendar year 2018, as if the MGP BREIT Venture Transaction had occurred on January 1, 2018, with a corresponding offsetting expense as the Company is deemed the primary obligor of such property tax payment under ASC 840. This is not shown as a pro forma adjustment for the period ending September 30, 2019, as such amounts are no longer presented by the Company for costs that the tenant pays directly to third parties in accordance with ASC 842, which was adopted on January 1, 2019.

(cc)	Reflects the elimination of historical depreciation expense for Mandalay Bay.

(dd)	Reflects the elimination of historical disposals of real estate investments, net for Mandalay Bay.

(ee)

Reflects a decrease in interest expense related to the borrowings under the term loan A facility and term loan B facility that were repaid in connection with the MGP BREIT Venture Transaction, including the elimination of the amortization of the related debt issuance costs.

(ff)

Reflects the equity in earnings of the MGP BREIT Venture recorded under the equity method of accounting, assuming that the MGP BREIT Venture lease with MGM is accounted for as an operating lease by the MGP BREIT Venture for purposes of these unaudited pro forma condensed consolidated financial information.

(gg)

Reflects the effect of the MGP BREIT Venture Transaction after which MGM owned 66.8% of the weighted average Operating Partnership units outstanding, entitling MGM to 66.8% of the economic interest in MGP OP.